                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS


      In connection with this amended report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        By: /s/ Stephen P. Fisher
                                            --------------------------
                                            Stephen P. Fisher
                                            President


                                        Date: February 16, 2010

                           SECTION 906 CERTIFICATIONS


      In connection with this amended report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                By: /s/ Jack R. Benintende
                                    -------------------------------------------
                                    Jack R. Benintende
                                    Treasurer and Principal Financial and
                                    Accounting Officer


                                Date: February 16, 2010